WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                      FROM

                        INTEGRATED HEALTH SERVICES, INC.


                                  JULY 1, 1992


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                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND, MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                        INTEGRATED HEALTH SERVICES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                  THIS CERTIFIES THAT, for value received, Driftwood Health Care Managers, Inc., a South Carolina corporation ("Driftwood"), is entitled to purchase, pursuant to the terms hereof, three thousand (3,000) shares of Common Stock, par value $.001 per share (the "Common Stock") of Integrated Health Services, Inc., a Delaware corporation (the "Company"), at a purchase price of $20.00 per share. As partial consideration for the execution and delivery of this Warrant, Driftwood has delivered and paid to the Company an aggregate of $3.00 ($.001 per share of Common Stock).

         1.       EXERCISE OF WARRANT

                  The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Shares") may be purchased, are as follows:

                  1.1. Exercise. This Warrant may be exercised in whole or in part at any time after July 1, 1994, but in no case may this Warrant be exercised at any time after the earliest to occur of the following: (a) July 1, 1999 or (b) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity or group by means of a merger, sale or exchange of shares, or other transaction as a result of which shareholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity or the Company (if it is the surviving entity).





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                  1.2. Purchase Price. The purchase price for the Warrant Shares to be issued upon exercise of this Warrant shall be $20.00 per Warrant Share, subject to adjustments as set forth below.

                  1.3. Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto as Exhibit A, to the Company at its principal offices and (b) the delivery of the purchase price by certified check or bank draft payable to the Company's order, in immediately available funds for the number of shares for which the purchase rights hereunder are being exercised, or delivery of the purchase price by any other form of consideration approved by the Company's Board of Directors.

                  1.4. Issuance of Warrant Shares. In the event the purchase rights evidenced by this Warrant are exercised, in whole or in part, a certificate or certificates for the purchased shares shall be issued to Driftwood as soon as practicable. In the event the purchase rights evidenced by this Warrant are exercised in part, the Company shall also issue to Driftwood a new warrant representing the unexercised purchase rights.

         2.       CERTAIN ADJUSTMENTS

                  2.1. Stock Dividends; Split or Subdivision of Shares. If at any time while this Warrant remains outstanding and unexpired, the Company should effect a split or subdivision of the outstanding shares of Common Stock or pay a dividend with respect to the Common Stock payable in shares of Common Stock, then:

                           (a) the purchase price shall be reduced, concurrently
with such issuance, to a price determined by (i) multiplying such price by the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) dividing the result by the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the actual number of such additional shares of Common Stock so issued, in the case of any such dividend, immediately after the close of business on the record date for determining the holders of any class of securities entitled to receive such dividend, or in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective. In either case the number of additional shares of Common Stock deemed to have been issued shall be the difference between the number of outstanding shares of Common Stock outstanding immediately before such dividend or subdivision and the number of shares of Common Stock outstanding immediately thereafter; and

                           (b) the  number of shares  of Common  Stock  issuable
upon exercise of this Warrant shall be increased to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such purchase price adjustment by a fraction (i) the numerator of which shall be the purchase price immediately prior to such


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adjustment,  and  (ii) the  denominator  of which  shall be the  purchase  price immediately after such adjustment.

                  2.2. Mergers, Consolidations or Sale of Assets. If at any time
there  shall  be  a  capital   reorganization  of  the  Company  (other  than  a
combination, reclassification, exchange or subdivision of Warrant Shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that Driftwood shall be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the Warrant Shares deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale.

                  2.3. Reclassification. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the Warrant Shares into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares immediately prior to such subdivision, combination, reclassification or other change.

                  2.4. Combination of Shares. If at any time while this Warrant remains outstanding and unexpired, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then:

                           (a)  the  purchase  price  shall  be  correspondingly
increased to a price determined by (i) multiplying such purchase price by the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) dividing the result by the number of shares of Common Stock outstanding immediately after such combination; and

                           (b) the  number of shares  of Common  Stock  issuable
upon exercise of this Warrant shall be decreased to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such purchase price adjustment by a fraction (i) the numerator of which shall be the purchase price immediately prior to such adjustment, and (ii) the denominator of which shall be the purchase price immediately after such adjustment.

                  2.5. Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a


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certificate  setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company shall, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

                           (a) such adjustments and readjustments;

                           (b) the purchase price at the time in effect; and

                           (c) the  number of shares of  Warrant  Shares and the
amount, if any, of other property at the time receivable upon the exercise of this Warrant.

         3.       FRACTIONAL SHARES

                  No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined by the Company's Board of Directors.

         4.       RESERVATION OF COMMON STOCK

                  The Company shall at all times during the period within which the rights represented by this Warrant may be exercised, reserve and keep available a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5.       PRIVILEGE OF STOCK OWNERSHIP

                  Prior to the exercise of this Warrant, Driftwood shall not be entitled, by virtue of holding this Warrant, to any rights of a shareholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, except as required by applicable law.

         6.       LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by the holder hereof to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.




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         7.       TRANSFERS AND EXCHANGES

                  7.1. Transfer of this Warrant. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder are transferrable in whole or in part by Driftwood upon the prior written consent of the Company. Any such transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new warrants.

                  7.2. Endorsement of this Warrant. Each holder agrees that this Warrant when endorsed in blank shall be negotiable and that when so endorsed the holder may be treated by the Company and all other persons dealing with this Warrant as the absolute owner for all purposes and as the person entitled to exercise the purchase rights evidenced hereby; provided, however, that until such time as the transfer is recorded on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner.

                  7.3. New Warrants. All new warrants issued in connection with transfers, exchanges or partial exercises shall be identical in form and provision to this Warrant except as to the number of shares.

         8.       PAYMENT OF TAXES

                  The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than any thereof on, based on, or measured by, the net income of the holder thereof) that may be imposed in respect of, the issue or delivery of the Warrant Shares. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of the Warrant Shares in any name other than that of Driftwood, and in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

         9.       SUCCESSORS AND ASSIGNS

                  The terms and provisions of this Warrant shall be binding upon the Company and Driftwood and their respective successors and assigns.

         10.      LOSS, THEFT, DESTRUCTION OR MUTILATION OF THIS WARRANT

                  Upon   receipt   by  the   Company  of   evidence   reasonably
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction,


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of  indemnity  or security  reasonably  satisfactory  to the  Company,  and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         11.      RESTRICTED SECURITIES

                  The holder understands that this Warrant and the Warrant Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 or an applicable exemption from registration. In this connection, the holder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of this Warrant and the Warrant Shares purchased hereunder.

         12.      SATURDAYS, SUNDAYS, HOLIDAYS

                  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to the purchase price, on the next succeeding day not a legal holiday.

                  IN WITNESS WHEREOF, the parties have caused this Warrant to be duly executed on this 1st day of July, 1992.


                                                INTEGRATED HEALTH SERVICES, INC.

                                                By: /s/ William J. Krystopowicz
                                                    ---------------------------
                                                Name:  William J. Krystopowicz
                                                       ------------------------
                                                Title:  Senior Vice President
                                                        -----------------------

RECEIVED AND ACKNOWLEDGED this
1st day of July, 1992



DRIFTWOOD HEALTH CARE MANAGERS, INC.


By:  /s/  Calvin D. Lipscomb
     ------------------------------

Name:  Calvin D. Lipscomb
       ----------------------------

Title:  President
        ---------------------------